                                    [PHOTO]

                                        ANNUAL REPORT SEPTEMBER 30, 2001


Oppenheimer
GLOBAL FUND


                                       [OPPENHEIMERFUNDS LOGO]
                                       THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

FUND OBJECTIVE
Oppenheimer Global Fund seeks capital appreciation.

                Contents

          1     Letter to Shareholders

          3     An Interview
                with Your Fund's
                Manager

          7     Fund Performance

         12     FINANCIAL
                STATEMENTS

         36     INDEPENDENT
                AUDITORS' REPORT

         37     Federal
                Income Tax
                Information

         38     Officers and Trustees

---------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 9/30/01

         Without      With
         Sales Chg.   Sales Chg.
---------------------------------------------------
Class A    -27.10%    -31.29%
---------------------------------------------------
Class B    -27.68     -30.60
---------------------------------------------------
Class C    -27.67     -28.26
---------------------------------------------------
Class Y    -27.04
---------------------------------------------------



SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.



DEAR SHAREHOLDER,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

        The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

        During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

        It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

        As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                           1 OPPENHEIMER GLOBAL FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

        To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

        At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
October 19, 2001


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.



                           2 OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
FRANK JENNINGS
BILL WILBY
(PORTFOLIO MANAGER)
GEORGE EVANS


HOW DID OPPENHEIMER GLOBAL FUND PERFORM DURING THE FISCAL YEAR THAT ENDED SEPTEMBER 30, 2001?

A. Despite an environment that proved more challenging than any we have seen, the Fund performed respectably versus its competition, as its Class A shares earned an overall 5-star (*****) rating by Morningstar for the combined 3-, 5- and 10-year periods period ended September 30, 2001, among 1,305 (3-year), 845 (5-year) and 157 (10-year) international equity funds.(1) We continue our ongoing focus on what we believe are the best companies around the world, regardless of their industry, size or location. Cumulative pressures worked against us during the reporting period, exacerbated by the horrific events of September 11, as the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index for the year ended September 30, 2001.

WHAT WERE SOME OF THE PRESSURES AFFECTING THE FUND?

Over the course of the fiscal year, the United States experienced severe economic contraction, characterized by cutbacks in business investment, declining corporate profits and rising unemployment. However, at the beginning of 2001, many analysts believed that projected growth overseas would compensate for the slowdown. When this failed to happen, in part because of

1. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day
U. S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Global Fund was rated against the following numbers of U.S.-domiciled international equity funds over the following time periods ended 9/30/01: 1,305 (3-year), 845 (5-year) and 157 (10-year). With respect to these international equity funds, Oppenheimer Global Fund received a Morningstar Rating of 5 stars for the three-, five- and ten-year periods, respectively. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. Past performance does not guarantee future results.



                           3 OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

OVER THE PAST YEAR, OUR APPROACH HAS AFFORDED US MANY OPPORTUNITIES TO PURCHASE FUNDAMENTALLY SOUND COMPANIES AT VERY REASONABLE PRICES.

weaker foreign currencies, investment flows--particularly to the core European economies--fell dramatically. For the most part, investors continued to favor U.S. markets, which benefited from a strong dollar.

        Toward Fall 2001, however, this relationship began to change. With U.S. economic growth retreating, European currencies rallied against the dollar. Moreover, because inflationary pressures remained in check, European central banks followed the lead of the U.S. Federal Reserve by lowering short-term interest rates. In the aftermath of the terrorist attacks, central banks in the United States, Europe and Japan responded with additional rate cuts in an attempt to stimulate economic growth and bolster global equity markets. While the closing and subsequent reopening of U.S. stock markets resulted in a torrent of pent-up selling, European markets fared better relative to the United States.

        On the other hand, Japan remained mired in economic malaise, despite hopes that a newly elected government would implement much-needed financial reforms. The rest of Asia, most notably Taiwan, Korea and Singapore, came under pressure as their technology-centered economies struggled with declining U.S. demand. Meanwhile, the slowdown in the United States led to concerns of looming economic crisis in Latin America, particularly in Brazil and Argentina.

HOW WAS THE FUND MANAGED IN THIS UNCERTAIN ENVIRONMENT?

As always, we remained focused on finding good companies in good businesses at good prices. Because we view the world as one stock market, we have flexibility in uncovering prospective holdings that meet these criteria. Of course, given current economic and market conditions, we have become increasingly selective. Nonetheless, with current valuations lower than they have been in three years, we believe there are always opportunities to buy good companies.

                           4 OPPENHEIMER GLOBAL FUND

AVERAGE ANNUAL TOTAL RETURNS
For the Periods Ended 9/30/01(1)
Class A
1-Year      5-Year     10-Year
-------------------------------------------------------
-31.29%     11.14%     10.89%

Class B                Since
1-Year      5-Year     Inception
-------------------------------------------------------
-30.60%     11.33%     12.56%

Class C                Since
1-Year      5-Year     Inception
-------------------------------------------------------
-28.26%     11.59%     11.72%

Class N                Since
1-Year      5-Year     Inception
-------------------------------------------------------
N/A         N/A        -21.05%

Class Y                Since
1-Year      5-Year     Inception
-------------------------------------------------------
-27.04%     N/A        11.57%
-------------------------------------------------------


        By good companies, we mean those that, in our view, stand to profit from one or more key worldwide growth trends--including mass affluence, new technologies, corporate restructuring and aging populations. Using these broad themes as a starting point, we then employ rigorous fundamental analysis to identify attractively valued companies with accelerating earnings and cash flow. This approach has afforded us, over the past 12 months, numerous opportunities to purchase what we consider to be fundamentally sound companies at very reasonable prices.

        Also, while close attention must be paid to the risks posed by individual companies, investing in foreign securities also entails additional risks, such as foreign currency fluctuations and higher expenses.

WHICH OF THE FUND'S HOLDINGS PROVIDED SOME OF THE BEST OPPORTUNITIES?

The ones that fit into our "barbell strategy," which combines more aggressive technology and healthcare stocks with defensive stocks, such as consumer product companies. For example, Reckitt Benckiser plc, a leading pan-European household products concern, has continued to realize enhanced operating efficiencies, market share gains and higher profits from its 1999 merger. Likewise, French drug company Sanofi-Synthelabo SA benefited from a restructuring that allowed the company to focus on its core pharmaceutical business, which includes two drugs that could have a very positive impact in preventing heart attacks. However, shares of U.S.-based Cadence Design Systems, Inc., a leading provider of automated semiconductor design software, fell despite reporting positive earnings.(2)

WHAT IS YOUR OUTLOOK FOR THE FUND GOING FORWARD?

Although a lower interest environment may stimulate global economic growth, technology spending and corporate earnings in the months ahead, the prospect of diminished consumer


1. See Notes on page 10 for further details.

2. The Fund's portfolio and strategies are subject to change.


                           5 OPPENHEIMER GLOBAL FUND

REGIONAL ALLOCATION(3)

[PIECHART]

- United States/
  Canada               47.2%
- Europe               37.3
- Asia                 11.8
- Latin America         3.7

--------------------------------------------------------------------------------

activity may lead to continued volatility. Therefore, we remain committed to our stock-by-stock approach, relying on the individual strengths of our highly experienced, highly collaborative management team. By focusing on best-in-class companies anywhere in the world, especially those poised to benefit from powerful worldwide growth trends, Oppenheimer Global Fund continues to be an important part of The Right Way to Invest.

TOP TEN LARGEST GEOGRAPHICAL DIVERSIFICATION HOLDINGS(3)
 .......................................................
United States                                     43.3%
 .......................................................
Great Britain                                     19.6
 .......................................................
Germany                                            6.4
 .......................................................
Japan                                              6.2
 .......................................................
France                                             6.1
 .......................................................
Canada                                             3.9
 .......................................................
The Netherlands                                    2.7
 .......................................................
India                                              2.4
 .......................................................
Australia                                          1.5
 .......................................................
Ireland                                            1.3

TOP TEN COMMON STOCK HOLDINGS(4)
 .......................................................
Cadence Design Systems, Inc.                       4.1%
 .......................................................
Reckitt Benckiser plc                              3.7
 .......................................................
Sanofi-Synthelabo SA                               2.8
 .......................................................
Fannie Mae                                         2.5
 .......................................................
Porsche AG, Preferred                              2.3
 .......................................................
Fresenius AG, Preference                           2.3
 .......................................................
Cadbury Schweppes plc                              2.2
 .......................................................
Electronic Arts, Inc.                              2.2
 .......................................................
Johnson & Johnson                                  2.0
 .......................................................
Amgen, Inc.                                        1.9


3. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on net assets.

                            6 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2001, Oppenheimer Global Fund operated in a challenging environment. Cutbacks in business investment, declining corporate profits and rising unemployment led to severe economic contraction and lower stock prices in the United States. Despite lower interest rates in much of the world, the effects of economic slowdown spread to overseas markets. As a result, rates of foreign investment and therefore, equity prices fell dramatically. In light of these developments, the Fund manager continued to focus on leading businesses believed to offer solid earnings growth prospects and attractive valuations, while poised to benefit from key worldwide growth trends. A barbell investment approach was also employed, balancing aggressive stocks with more defensive ones.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995; in the case of Class Y shares, performance is measured since inception of the class on November 17, 1998. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

        The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance.

        Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund, it must be noted that the Fund's investments are not limited to the securities or countries in the Index.

                           7 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Global Fund (Class A)
--  Morgan Stanley Capital International (MSCI) World Index

                                  [LINE GRAPH]

Date           Oppenheimer Global Fund (Class A)      Morgan Stanley Capital International (MSCI) World Index
09/30/91                      $ 9425                                $ 10000
12/31/91                       10109                                  10432.1
03/31/92                        9487                                   9593.3
06/30/92                        9439                                   9780.39
09/30/92                        9021                                   9957.24
12/31/92                        8674                                   9946.01
03/31/93                        9013                                  10813.8
06/30/93                        9465                                  11484.3
09/30/93                       10616                                  12037.4
12/31/93                       12371                                  12246.4
03/31/94                       12052                                  12335.8
06/30/94                       11908                                  12721
09/30/94                       12653                                  13009.2
12/31/94                       11987                                  12930
03/31/95                       12216                                  13552.1
06/30/95                       13061                                  14148.2
09/30/95                       13826                                  14956.5
12/31/95                       13975                                  15686.2
03/31/96                       14660                                  16343.4
06/30/96                       15249                                  16835.8
09/30/96                       15621                                  17080.2
12/31/96                       16424                                  17881.7
03/31/97                       17131                                  17952.5
06/30/97                       19146                                  20675.5
09/30/97                       20754                                  21286.9
12/31/97                       20007                                  20783.3
03/31/98                       22252                                  23781.4
06/30/98                       22574                                  24286.2
09/30/98                       18709                                  21395.8
12/31/98                       22549                                  25936.6
03/31/99                       23391                                  26885
06/30/99                       25699                                  28190.9
09/30/99                       26202                                  27795.9
12/31/99                       35735                                  32508.9
03/31/00                       40540                                  32865.8
06/30/00                       39220                                  31724.3
09/30/00                       38552                                  30152.7
12/31/00                       37187                                  28309.4
03/31/01                       31838                                  24693
06/30/01                       34176                                  25377.9
09/30/01                       28104                                  21748.4

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 9/30/01(1) 1-YEAR -31.29% 5-YEAR 11.14% 10-YEAR 10.89%






CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Global Fund (Class B)
--  Morgan Stanley Capital International (MSCI) World Index

                                  [LINE GRAPH]

Date           Oppenheimer Global Fund (Class B)      Morgan Stanley Capital International (MSCI) World Index
08/17/93                    $10000                                  $  10000
09/30/93                     10364                                      9816.82
12/31/93                     12051                                      9987.28
03/31/94                     11716                                     10060.2
06/30/94                     11546                                     10374.4
09/30/94                     12241                                     10609.3
12/31/94                     11570                                     10544.8
03/31/95                     11768                                     11052.1
06/30/95                     12553                                     11538.2
09/30/95                     13261                                     12197.5
12/31/95                     13379                                     12792.5
03/31/96                     14006                                     13328.5
06/30/96                     14539                                     13730.1
09/30/96                     14862                                     13929.4
12/31/96                     15592                                     14583
03/31/97                     16230                                     14640.7
06/30/97                     18104                                     16861.4
09/30/97                     19583                                     17360
12/31/97                     18839                                     16949.4
03/31/98                     20909                                     19394.4
06/30/98                     21181                                     19806.1
09/30/98                     17515                                     17448.8
12/31/98                     21068                                     21152
03/31/99                     21817                                     21925.4
06/30/99                     23920                                     22990.5
09/30/99                     24369                                     22668.3
12/31/99                     33236                                     26511.9
03/31/00                     37705                                     26802.9
06/30/00                     36477                                     25872
09/30/00                     35856                                     24590.3
12/31/00                     34586                                     23087.1
03/31/01                     29612                                     20137.8
06/30/01                     31786                                     20696.3
09/30/01                     26139                                     17736.4


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 9/30/01(1) 1-YEAR -30.60% 5-YEAR 11.33% Since inception 12.56%



1. See Notes on page 10 for further details.


                           8 OPPENHEIMER GLOBAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Global Fund (Class C)
--  Morgan Stanley Capital International (MSCI) World Index

                                  [LINE GRAPH]

Date           Oppenheimer Global Fund (Class C)      Morgan Stanley Capital International (MSCI) World Index
10/02/95                    $10000                                                $ 10000
12/31/95                     10117                                                  10487.9
03/31/96                     10587                                                  10927.3
06/30/96                     10990                                                  11256.5
09/30/96                     11234                                                  11419.9
12/31/96                     11785                                                  11955.8
03/31/97                     12267                                                  12003.1
06/30/97                     13685                                                  13823.7
09/30/97                     14801                                                  14232.5
12/31/97                     14241                                                  13895.8
03/31/98                     15807                                                  15900.3
06/30/98                     16007                                                  16237.9
09/30/98                     13242                                                  14305.3
12/31/98                     15927                                                  17341.3
03/31/99                     16491                                                  17975.4
06/30/99                     18080                                                  18848.6
09/30/99                     18402                                                  18584.5
12/31/99                     25049                                                  21735.6
03/31/00                     28363                                                  21974.2
06/30/00                     27383                                                  21211
09/30/00                     26870                                                  20160.2
12/31/00                     25866                                                  18927.8
03/31/01                     22100                                                  16509.8
06/30/01                     23677                                                  16967.8
09/30/01                     19434                                                  14541


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 9/30/01(1) 1-YEAR -28.26% 5-YEAR 11.59% Since Inception 11.72%



CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Global Fund (Class Y)
--  Morgan Stanley Capital International (MSCI) World Index

                                  [LINE GRAPH]

Date           Oppenheimer Global Fund (Class Y)      Morgan Stanley Capital International (MSCI) World Index
11/17/98                   $10000                                          $ 10000
12/31/98                    10907                                            10490
03/31/99                    11328                                            10873.6
06/30/99                    12454                                            11401.8
09/30/99                    12710                                            11242
12/31/99                    17353                                            13148.2
03/31/00                    19701                                            13292.5
06/30/00                    19075                                            12830.9
09/30/00                    18764                                            12195.2
12/31/00                    18098                                            11449.7
03/31/01                    15497                                             9987.04
06/30/01                    16651                                            10264.1
09/30/01                    13691                                             8796.11

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/01(1) 1-YEAR -27.04% Since Inception 11.57%


THE PERFORMANCE INFORMATION FOR THE MSCI WORLD INDEX IN THE GRAPH BEGINS ON 9/30/91 FOR CLASS A, 8/31/93 FOR CLASS B, 9/30/95 FOR CLASS C AND 11/30/98 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                           9 OPPENHEIMER GLOBAL FUND

NOTES
--------------------------------------------------------------------------------
IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 12/22/69. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/17/98. Class Y shares are offered to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                           10 OPPENHEIMER GLOBAL FUND

                                                                      FINANCIALS












                           11 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------
 COMMON STOCKS--94.5%
------------------------------------------------------------------------------------------------
 BASIC MATERIALS--0.8%
------------------------------------------------------------------------------------------------
 CHEMICALS--0.8%
 International Flavors & Fragrances, Inc.                      2,010,070            $55,658,838
------------------------------------------------------------------------------------------------
 CAPITAL GOODS--4.6%
------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.4%
 Empresa Brasileira de Aeronautica SA (Embraer), ADR           2,159,000             27,527,250
------------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.4%
 Toshiba Corp.                                                 6,734,500             25,777,990
------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.1%
 Manpower, Inc.                                                  373,250              9,827,673
------------------------------------------------------------------------------------------------
 Rentokil Initial plc                                         28,981,300            104,780,790
------------------------------------------------------------------------------------------------
 WPP Group plc                                                 4,126,875             30,023,078
                                                                                  --------------
                                                                                    144,631,541

------------------------------------------------------------------------------------------------
 MANUFACTURING--1.7%
 Alstom                                                        1,975,750             30,192,515
------------------------------------------------------------------------------------------------
 Sanmina Corp.(1)                                              1,273,900             17,299,562
------------------------------------------------------------------------------------------------
 Societe BIC SA                                                2,321,265             71,452,390
                                                                                  --------------
                                                                                    118,944,467

------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--1.9%
------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--0.3%
 Global Crossing Ltd.(1)                                      10,299,500             18,539,100
------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.4%
 KDDI Corp.                                                       16,506             45,168,774
------------------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar), Preference   5,388,054,560             48,826,407
                                                                                  --------------
                                                                                     93,995,181

------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-WIRELESS--0.2%
 Telesp Celular Participacoes SA, ADR                          2,082,700             10,996,656
------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--15.2%
------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--4.2%
 Hanson plc                                                   14,470,466            101,178,914
------------------------------------------------------------------------------------------------
 Porsche AG, Preferred(2)                                        603,913            156,635,321
------------------------------------------------------------------------------------------------
 Valeo SA                                                        982,400             31,000,374
                                                                                  --------------
                                                                                    288,814,609



                           12 OPPENHEIMER GLOBAL FUND

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--4.5%
 Hasbro, Inc.                                                  2,879,600            $40,314,400
------------------------------------------------------------------------------------------------
 Hilton Group plc                                             13,264,900             35,676,625
------------------------------------------------------------------------------------------------
 International Game Technology(1)                              1,052,300             44,722,750
------------------------------------------------------------------------------------------------
 P&O Princess Cruises plc                                     17,830,024             58,764,234
------------------------------------------------------------------------------------------------
 Six Continents plc                                           14,038,842            127,923,895
                                                                                  --------------
                                                                                    307,401,904

------------------------------------------------------------------------------------------------
 MEDIA--4.1%
 Pearson plc                                                   2,638,900             28,273,473
------------------------------------------------------------------------------------------------
 Reed International plc                                        9,766,395             80,595,862
------------------------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                                 7,230,000             64,670,516
------------------------------------------------------------------------------------------------
 Telewest Communications plc(1)                               30,860,700             13,606,791
------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, Cl. A(1)                14,066,500              4,611,730
------------------------------------------------------------------------------------------------
 Wolters Kluwer NV                                             4,157,069             92,147,412
                                                                                  --------------
                                                                                    283,905,784

------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--2.4%
 Best Buy Co., Inc.(1)                                           593,800             26,988,210
------------------------------------------------------------------------------------------------
 Boots Co. plc                                                 8,344,200             76,524,058
------------------------------------------------------------------------------------------------
 Circuit City Stores, Inc./Circuit City Group                  4,750,500             57,006,000
                                                                                  --------------
                                                                                    160,518,268

------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--12.1%
------------------------------------------------------------------------------------------------
 BEVERAGES--2.2%
 Cadbury Schweppes plc                                        23,246,249            150,838,531
------------------------------------------------------------------------------------------------
 Diageo plc                                                      224,000              2,352,225
                                                                                  --------------
                                                                                    153,190,756

------------------------------------------------------------------------------------------------
 BROADCASTING--1.5%
 Grupo Televisa SA, Sponsored GDR(1)                           1,602,200             45,983,140
 Sirius Satellite Radio, Inc.(1)                               1,938,100              6,957,779
------------------------------------------------------------------------------------------------
 Television Broadcasts Ltd.                                   18,263,486             49,525,319
                                                                                  --------------
                                                                                    102,466,238

------------------------------------------------------------------------------------------------
 ENTERTAINMENT--2.3%
 Nintendo Co. Ltd.                                               851,887            122,351,940
------------------------------------------------------------------------------------------------
 Zee Telefilms Ltd.                                           19,201,307             35,051,916
                                                                                  --------------
                                                                                    157,403,856



                           13 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--6.1%
 Hindustan Lever Ltd.                                         17,066,500          $  74,186,667
------------------------------------------------------------------------------------------------
 Reckitt Benckiser plc                                        17,422,764            250,428,994
------------------------------------------------------------------------------------------------
 Wella AG, Preference, Non-Vtg.                                1,906,410             89,933,481
                                                                                  --------------
                                                                                    414,549,142

------------------------------------------------------------------------------------------------
 ENERGY--6.1%
------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--1.2%
 Chevron Corp.                                                   934,000             79,156,500
------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--4.9%
 Alberta Energy Co. Ltd.                                         985,500             33,438,501
------------------------------------------------------------------------------------------------
 Anderson Exploration Ltd.(1)                                  2,266,500             56,874,128
------------------------------------------------------------------------------------------------
 BP plc, ADR                                                   1,901,934             93,518,095
------------------------------------------------------------------------------------------------
 Husky Energy, Inc.                                            6,584,965             74,407,562
------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                          1,542,500             77,510,625
                                                                                  --------------
                                                                                    335,748,911

------------------------------------------------------------------------------------------------
 FINANCIAL--14.4%
------------------------------------------------------------------------------------------------
 BANKS--5.5%
 Australia & New Zealand Banking Group Ltd.                   13,226,800            104,308,264
------------------------------------------------------------------------------------------------
 Bank One Corp.                                                3,730,200            117,389,394
------------------------------------------------------------------------------------------------
 Royal Bank of Scotland Group plc (The)                        3,722,747             81,960,394
------------------------------------------------------------------------------------------------
 Wachovia Corp.                                                2,444,400             75,776,400
                                                                                  --------------
                                                                                    379,434,452

------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--7.0%
 American Express Co.                                          2,127,300             61,819,338
------------------------------------------------------------------------------------------------
 Citigroup Inc.                                                1,722,333             69,754,487
------------------------------------------------------------------------------------------------
 Credit Saison Co. Ltd.                                        2,643,000             57,017,628
------------------------------------------------------------------------------------------------
 Fannie Mae                                                    2,162,640            173,140,958
------------------------------------------------------------------------------------------------
 ICICI Ltd., Sponsored ADR                                     5,477,100             27,111,645
------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                                  581,500             33,058,275
------------------------------------------------------------------------------------------------
 MBNA Corp.                                                    1,855,700             56,209,153
                                                                                  --------------
                                                                                    478,111,484

------------------------------------------------------------------------------------------------
 INSURANCE--1.9%
 ACE Ltd.                                                      1,952,200             56,360,014
------------------------------------------------------------------------------------------------
 Axa SA                                                        1,560,600             30,798,237
------------------------------------------------------------------------------------------------
 Manulife Financial Corp.                                      1,515,300             39,664,275
                                                                                  --------------
                                                                                    126,822,526




                           14 OPPENHEIMER GLOBAL FUND

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------
 HEALTHCARE--20.2%
------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--14.5%
 American Home Products Corp.                                  1,799,800         $  104,838,350
------------------------------------------------------------------------------------------------
 Amgen, Inc.(1)                                                2,177,500            127,971,675
------------------------------------------------------------------------------------------------
 AstraZeneca plc                                                 893,600             41,566,703
------------------------------------------------------------------------------------------------
 Eisai Co. Ltd.                                                1,783,000             43,254,176
------------------------------------------------------------------------------------------------
 Elan Corp. plc, ADR(1)                                        1,839,800             89,138,310
------------------------------------------------------------------------------------------------
 Gilead Sciences, Inc.(1)                                      1,495,400             83,996,618
------------------------------------------------------------------------------------------------
 Human Genome Sciences, Inc.(1)                                  931,200             28,783,392
------------------------------------------------------------------------------------------------
 Johnson & Johnson                                             2,438,240            135,078,496
------------------------------------------------------------------------------------------------
 Novartis AG                                                   1,254,400             49,120,643
------------------------------------------------------------------------------------------------
 Oxford GlycoSciences plc(1)                                   1,734,735             15,297,240
------------------------------------------------------------------------------------------------
 Pfizer, Inc.                                                  2,049,700             82,192,970
------------------------------------------------------------------------------------------------
 Sanofi-Synthelabo SA                                          2,926,000            190,526,636
                                                                                  --------------
                                                                                    991,765,209

------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--5.7%
 Affymetrix, Inc.(1)                                             961,000             15,424,050
------------------------------------------------------------------------------------------------
 Amersham plc                                                  2,254,400             19,200,526
------------------------------------------------------------------------------------------------
 Applera Corp./Applied Biosystems Group                          745,400             18,187,760
------------------------------------------------------------------------------------------------
 Essilor International SA                                        724,200             20,148,609
------------------------------------------------------------------------------------------------
 Fresenius AG, Preference(2)                                   1,590,864            155,021,583
------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc.(1)                                    721,400             20,487,760
------------------------------------------------------------------------------------------------
 Quest Diagnostics, Inc.(1)                                      324,500             20,021,650
------------------------------------------------------------------------------------------------
 Quintiles Transnational Corp.(1)                              4,491,000             65,568,600
------------------------------------------------------------------------------------------------
 Smith & Nephew plc                                            3,065,450             15,543,257
------------------------------------------------------------------------------------------------
 Swiss Medical SA(1,2,3)                                         480,000             40,795,200
                                                                                  --------------
                                                                                    390,398,995

------------------------------------------------------------------------------------------------
 TECHNOLOGY--18.3%
------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--1.7%
 International Business Machines Corp.                           832,100             76,802,830
------------------------------------------------------------------------------------------------
 Mentor Graphics Corp.(1)                                      2,158,900             29,749,642
------------------------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                     1,263,900             10,452,453
                                                                                  --------------
                                                                                    117,004,925



                           15 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--10.0%
 AOL Time Warner, Inc.(1)                                      2,572,300          $  85,143,130
------------------------------------------------------------------------------------------------
 Cadence Design Systems, Inc.(1,2)                            16,869,040            280,869,515
------------------------------------------------------------------------------------------------
 Electronic Arts, Inc.(1)                                      3,263,900            149,062,314
------------------------------------------------------------------------------------------------
 Infosys Technologies Ltd.                                       516,572             25,675,842
------------------------------------------------------------------------------------------------
 Konami Co. Ltd.                                                 525,000             12,758,121
------------------------------------------------------------------------------------------------
 Oracle Corp.(1)                                               1,571,500             19,769,470
------------------------------------------------------------------------------------------------
 SAP AG                                                          293,859             31,043,617
------------------------------------------------------------------------------------------------
 Sybase, Inc.(1)                                               4,623,100             42,994,830
------------------------------------------------------------------------------------------------
 Synopsys, Inc.(1)                                             1,012,000             40,591,219
                                                                                  --------------
                                                                                    687,908,058



------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.5%
 Enterasys Networks, Inc.(1)                                   2,538,700             16,374,615
------------------------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                          2,065,800             32,329,770
------------------------------------------------------------------------------------------------
 QUALCOMM, Inc.(1)                                               438,000             20,822,520
------------------------------------------------------------------------------------------------
 Riverstone Networks, Inc.(1)                                  1,302,637              6,838,844
------------------------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                      1,686,200             29,592,810
                                                                                  --------------
                                                                                    105,958,559

------------------------------------------------------------------------------------------------
 ELECTRONICS--5.1%
 Altera Corp.(1)                                                 836,800             13,706,784
------------------------------------------------------------------------------------------------
 Applied Materials, Inc.(1)                                      404,500             11,503,980
------------------------------------------------------------------------------------------------
 Hirose Electric Co.                                             395,865             24,922,249
------------------------------------------------------------------------------------------------
 Intel Corp.                                                     770,000             15,738,800
------------------------------------------------------------------------------------------------
 Keyence Corp.                                                   121,400             16,304,877
------------------------------------------------------------------------------------------------
 Koninklijke (Royal) Philips Electronics NV                      584,459             11,337,283
------------------------------------------------------------------------------------------------
 Kyocera Corp.                                                   484,800             31,660,740
------------------------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                               5,463,000            120,459,150
------------------------------------------------------------------------------------------------
 Novellus Systems, Inc.(1)                                       398,700             11,386,872
------------------------------------------------------------------------------------------------
 Sony Corp.                                                    1,196,000             44,073,197
------------------------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares                     629,800             13,534,402
------------------------------------------------------------------------------------------------
 Thomson Multimedia SA(1)                                      1,190,071             23,301,650
------------------------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                                 588,500             13,847,405
                                                                                  --------------
                                                                                    351,777,389

------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.9%
------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.9%
 Bombardier, Inc., Cl. B                                       8,687,700             63,795,227
                                                                                  --------------
 Total Common Stocks (Cost $6,939,311,220)                                        6,472,203,815


                           16 OPPENHEIMER GLOBAL FUND

                                                                                       PRICIPAL           MARKET VALUE
                                                                                         AMOUNT             SEE NOTE 1
=======================================================================================================================
 SHORT-TERM NOTES--3.6%
 American Home Products Corp., 3.53%, 10/24/01                                      $25,000,000         $   24,943,618
-----------------------------------------------------------------------------------------------------------------------
 Greyhawk Funding LLC, 3.50%, 10/17/01                                               50,000,000             49,922,222
-----------------------------------------------------------------------------------------------------------------------
 Heller Financial, Inc.:
 3.55%, 10/19/01                                                                     50,000,000             49,911,250
 3.57%, 10/5/01                                                                      25,000,000             24,990,084
-----------------------------------------------------------------------------------------------------------------------
 New Center Asset Trust, 3.50%, 10/12/01                                             50,000,000             49,946,528
-----------------------------------------------------------------------------------------------------------------------
 Textron Financial Corp., 3.52%, 10/12/01                                            48,000,000             47,948,373
                                                                                                   --------------------
 Total Short-Term Notes (Cost $247,662,075)                                                                247,662,075


=======================================================================================================================
 REPURCHASE AGREEMENTS--1.0%
 Repurchase agreement with Deutsche Bank Securities, Inc.,
 3.15%, dated 9/28/01, to be repurchased at $69,140,145 on 10/1/01, collateralized by U.S. Treasury Bonds, 8%-8.125%, 8/15/21-11/15/21,
 with a value of $70,656,474 (Cost $69,122,000)                                     69,122,000              69,122,000
-----------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $7,256,095,295)                                        99.1%          6,788,987,890
-----------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                           0.9              63,223,516
                                                                                     ----------------------------------
 NET ASSETS                                                                              100.0%         $6,852,211,406
                                                                                     ==================================


                           17 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2001, amounts to $633,321,619. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                       UNREALIZED
                                            SHARES        GROSS          GROSS              SHARES   APPRECIATION         DIVIDEND
                                    SEPT. 30, 2000    ADDITIONS     REDUCTIONS      SEPT. 30, 2001  (DEPRECIATION)          INCOME
-----------------------------------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 Cadence Design Systems, Inc.           14,875,040    1,994,000             --          16,869,040   $(53,231,750)    $         --
 Fresenius AG, Preference                  772,796      818,068             --           1,590,864     (4,941,660)       1,317,032
 Porsche AG, Preferred                          --      622,460         18,547             603,913    112,449,766               --
 Swiss Medical SA                          300,000      180,000             --             480,000     12,205,200               --
                                                                                                                      -------------
                                                                                                                      $  1,317,032
                                                                                                                      -------------


3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION              MARKET VALUE         PERCENT
-------------------------------------------------------------------------
 United States                           $2,940,122,296          43.3%
 Great Britain                            1,328,053,685          19.6
 Germany                                    432,634,002           6.4
 Japan                                      423,289,693           6.2
 France                                     410,954,812           6.1
 Canada                                     268,179,693           3.9
 The Netherlands                            185,607,051           2.7
 India                                      162,026,069           2.4
 Australia                                  104,308,264           1.5
 Ireland                                     89,138,310           1.3
 Brazil                                      87,350,313           1.3
 Bermuda                                     74,899,114           1.1
 Singapore                                   64,670,516           1.0
 Hong Kong                                   49,525,319           0.7
 Switzerland                                 49,120,643           0.7
 Mexico                                      45,983,140           0.7
 Argentina                                   40,795,200           0.6
 Finland                                     32,329,770           0.5
                                         ------------------------------
 Total                                   $6,788,987,890         100.0%
                                         ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           18 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

==================================================================================================
 ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $6,689,255,231)                                   $  6,155,666,271
 Affiliated companies (cost $566,840,064)                                            633,321,619
                                                                                ------------------
                                                                                   6,788,987,890
--------------------------------------------------------------------------------------------------

 Receivables and other assets:
 Investments sold                                                                     80,821,766
 Shares of beneficial interest sold                                                   35,004,973
 Interest and dividends                                                               11,127,937
 Other                                                                                    40,245
                                                                                ------------------
 Total assets                                                                      6,915,982,811

==================================================================================================
 LIABILITIES
 Bank overdraft                                                                           63,945
--------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                   122,837
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                35,335,430
 Shares of beneficial interest redeemed                                               21,317,100
 Distribution and service plan fees                                                    4,613,410
 Trustees' compensation                                                                1,126,866
 Shareholder reports                                                                     102,362
 Transfer and shareholder servicing agent fees                                            92,628
 Other                                                                                   996,827
                                                                                ------------------
 Total liabilities                                                                    63,771,405

==================================================================================================
 NET ASSETS                                                                     $  6,852,211,406
                                                                                ==================

==================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                $  7,515,876,593
--------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                               (12,135,474)
--------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                                      (185,911,711)
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies                        (465,618,002)
                                                                                ------------------

 NET ASSETS                                                                     $  6,852,211,406
                                                                                ==================


                           19 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

===============================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,876,119,793 and 121,794,099 shares of beneficial interest outstanding)               $40.04
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                                $42.48
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,386,315,336 and 36,375,442 shares of beneficial interest outstanding)                $38.11
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $418,524,635
 and 10,812,561 shares of beneficial interest outstanding)                               $38.71
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,970,953
 and 149,337 shares of beneficial interest outstanding)                                  $39.98
-----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $165,280,689 and 4,120,621 shares of beneficial interest outstanding)         $40.11



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           20 OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2001
--------------------------------------------------------------------------------

=====================================================================================================
INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $6,714,383)             $   92,328,020
 Affiliated companies (net of foreign withholding taxes of $385,964)                      1,317,032
-----------------------------------------------------------------------------------------------------
 Interest                                                                                33,417,086
                                                                                      ---------------
 Total income                                                                           127,062,138

=====================================================================================================
 EXPENSES
 Management fees                                                                         54,902,495
-----------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                 13,668,954
 Class B                                                                                 17,318,966
 Class C                                                                                  4,484,304
 Class N                                                                                      4,961
-----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                  9,668,219
 Class B                                                                                  2,844,836
 Class C                                                                                    755,439
 Class N                                                                                      2,062
 Class Y                                                                                    663,226
-----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              1,517,266
-----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                      1,762,454
-----------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     328,142
-----------------------------------------------------------------------------------------------------
 Other                                                                                    1,135,918
                                                                                      ---------------
 Total expenses                                                                         109,057,242
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y           (111,822)
 Less reduction to custodian expenses                                                       (44,942)
                                                                                      ---------------
 Net expenses                                                                           108,900,478

=====================================================================================================
 NET INVESTMENT INCOME                                                                   18,161,660

=====================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                                (45,133,242)
   Affiliated companies                                                                     (249,592)
 Foreign currency transactions                                                          (140,230,678)
                                                                                      ---------------
 Net realized gain (loss)                                                               (185,613,512)
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation):
 Investments                                                                          (2,437,532,080)
 Translation of assets and liabilities denominated in foreign currencies                  68,635,956
                                                                                      ---------------
 Net change                                                                           (2,368,896,124)
                                                                                      ---------------
 Net realized and unrealized gain (loss)                                              (2,554,509,636)

=====================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $(2,536,347,976)
                                                                                      ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                           21 OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                2001                           2000
=============================================================================================================================
 OPERATIONS
 Net investment income (loss)                                                $    18,161,660               $     16,147,506
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       (185,613,512)                 1,868,611,982
-----------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                         (2,368,896,124)                   583,422,674
                                                                             ------------------------------------------------
 Net increase (decrease) in net assets resulting from operations              (2,536,347,976)                 2,468,182,162

=============================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                                  --                    (24,751,244)
 Class B                                                                                  --                             --
 Class C                                                                                  --                        (58,522)
 Class N                                                                                  --                             --
 Class Y                                                                                  --                       (528,849)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                                  --                     (2,812,795)
 Class B                                                                                  --                             --
 Class C                                                                                  --                         (6,651)
 Class N                                                                                  --                             --
 Class Y                                                                                  --                        (60,099)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                      (1,122,608,597)                  (318,659,987)
 Class B                                                                        (355,876,868)                  (107,173,380)
 Class C                                                                         (78,333,327)                   (13,675,246)
 Class N                                                                                  --                             --
 Class Y                                                                         (36,265,589)                    (4,368,380)

=============================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                       1,564,648,425                    997,501,820
 Class B                                                                         330,994,853                    230,422,793
 Class C                                                                         238,103,480                    191,760,904
 Class N                                                                           6,787,490                             --
 Class Y                                                                          58,677,193                    147,033,188

=============================================================================================================================
 NET ASSETS
 Total increase (decrease)                                                    (1,930,220,916)                 3,562,805,714
-----------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                           8,782,432,322                  5,219,626,608
                                                                             ------------------------------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $(12,135,474) and $(21,380,450), respectively]                    $ 6,852,211,406               $  8,782,432,322
                                                                             ================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           22 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED SEPTEMBER 30,                 2001             2000            1999             1998         1997
=============================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 67.48          $ 49.50         $ 38.34          $ 49.32    $   39.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .20              .26             .17             1.08          .32
 Net realized and unrealized gain (loss)               (15.68)           22.20           14.37            (5.49)       11.91
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.48)           22.46           14.54            (4.41)       12.23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --             (.32)           (.39)            (.83)        (.53)
 Dividends in excess of net investment income              --             (.04)             --               --           --
 Distributions from net realized gain                  (11.96)           (4.12)          (2.99)           (5.74)       (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)           (4.48)          (3.38)           (6.57)       (1.91)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $40.04           $67.48          $49.50           $38.34       $49.32
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.10)%          47.13%          40.05%           (9.85)%      32.85%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $4,876,120       $6,225,967      $3,780,168       $2,904,763   $3,407,837
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $5,851,970       $5,555,437      $3,475,038       $3,381,204   $2,869,142
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                   0.42%            0.41%           0.37%            0.96%        0.74%
 Expenses                                                1.12%            1.08%           1.16%            1.14%(3)     1.13%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%              62%             68%              65%          66%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           23 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================
PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 65.26            $ 48.05       $ 37.32          $ 48.19     $ 38.19
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.06)              (.19)         (.16)             .69        (.04)
 Net realized and unrealized gain (loss)               (15.13)             21.52         13.99            (5.31)      11.68
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.19)             21.33         13.83            (4.62)      11.64
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --                 --          (.11)            (.51)       (.26)
 Dividends in excess of net investment income              --                 --            --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.12)        (3.10)           (6.25)      (1.64)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.11             $65.26        $48.05           $37.32      $48.19
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.68)%            46.01%        38.99%          (10.56)%     31.77%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $1,386,315         $1,948,901    $1,250,245         $897,473    $897,380
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $1,731,624         $1,779,871    $1,121,639         $965,647    $691,844
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                           (0.35)%            (0.38)%       (0.40)%           0.20%      (0.23)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(3)    1.94%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           24 OPPENHEIMER GLOBAL FUND

CLASS C         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 66.09           $  48.63       $ 37.79          $ 48.77     $ 38.73
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             .07                .06          (.08)             .75        (.08)
 Net realized and unrealized gain (loss)               (15.49)             21.54         14.07            (5.42)      11.86
                                                      ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.42)             21.60         13.99            (4.67)      11.78
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --               (.02)         (.16)            (.57)       (.36)
 Dividends in excess of net investment income              --                 --(1)         --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                      ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.14)        (3.15)           (6.31)      (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.71             $66.09        $48.63           $37.79      $48.77
                                                      ======================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   (27.67)%            46.01%        38.97%          (10.53)%     31.76%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $418,525           $404,312      $152,620          $90,707     $60,387
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $448,751           $287,843      $125,334          $79,398     $35,371
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                           (0.33)%            (0.29)%       (0.38)%           0.23%      (0.86)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(4)    1.94%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Less than $0.005 per share.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           25 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


CLASS N                                                                          PERIOD ENDED SEPTEMBER 30 2001(1)
===================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                                                   $ 50.13
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                                      .01
 Net realized and unrealized gain (loss)                                                                 (10.16)
                                                                                                       -------------
 Total income (loss) from
 investment operations                                                                                   (10.15)
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                                        --
 Dividends in excess of net investment income                                                                --
 Distributions from net realized gain                                                                        --
                                                                                                       -------------
 Total dividends and/or distributions
 to shareholders                                                                                             --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                          $39.98
                                                                                                       =============

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                                     (20.25)%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                                $5,971
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                       $1,717
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                                                     0.13%
 Expenses                                                                                                  1.41%
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                     36%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           26 OPPENHEIMER GLOBAL FUND


CLASS Y              YEAR ENDED SEPTEMBER 30,                   2001               2000          1999
=======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                        $ 67.53            $ 49.54       $ 42.38
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .22                .64           .63
 Net realized and unrealized gain (loss)                      (15.68)             22.03         10.00
                                                            -------------------------------------------
 Total income (loss) from
 investment operations                                        (15.46)             22.67         10.63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --               (.50)         (.48)
 Dividends in excess of net investment income                     --               (.06)           --
 Distributions from net realized gain                         (11.96)             (4.12)        (2.99)
 Total dividends and/or distributions
 to shareholders                                              (11.96)             (4.68)        (3.47)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $40.11             $67.53        $49.54
                                                            ===========================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                          (27.04)%            47.63%        27.11%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                   $165,281           $203,252       $36,593
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $194,016           $136,515       $16,838
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                          0.54%              0.90%         1.07%
 Expenses                                                       1.06%              0.82%         0.78%
 Expenses, net of voluntary waiver of transfer agent fees       1.00%               N/A           N/A
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          36%                62%           68%


1. For the period from November 17, 1998 (inception of offering) to September 30, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           27 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. Beginning September 1, 2001, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                           28 OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
---------------------------------
 2004(1)            $353,985

1. The capital loss carryover was acquired in connection with the Oppenheimer Global Emerging Growth Fund merger.

As of September 30, 2001, the Fund had approximately $166,333,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $10,336,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were increased by $54,126 and payments of $3,365 were made to retired trustees, resulting in an accumulated liability of $1,067,248 as of September 30, 2001.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the

                          29 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $370,194, an increase in overdistributed net investment income of $8,916,684, and a decrease in accumulated net realized loss on investments of $9,286,878. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           30 OPPENHEIMER GLOBAL FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED SEPTEMBER 30, 2001(1)       YEAR ENDED SEPTEMBER 30, 2000
                                     SHARES                  AMOUNT             SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                            47,128,811         $ 2,381,817,622         41,268,514     $ 2,702,564,515
 Dividends and/or
 distributions reinvested        20,052,922           1,048,767,808          5,740,489         324,107,834
 Redeemed                       (37,646,130)         (1,865,937,005)       (31,111,804)     (2,029,170,529)
                                ---------------------------------------------------------------------------
 Net increase (decrease)         29,535,603         $ 1,564,648,425         15,897,199     $   997,501,820
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                            10,085,318         $   490,716,770          9,879,530     $   629,792,322
 Dividends and/or
 distributions reinvested         6,522,425             326,903,986          1,862,665         102,333,780
 Redeemed                       (10,096,988)           (486,625,903)        (7,899,146)       (501,703,309)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          6,510,755         $   330,994,853          3,843,049     $   230,422,793
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                             7,495,513         $   368,696,789          4,469,297     $   289,819,449
 Dividends and/or
 distributions reinvested         1,334,263              67,921,429            229,374          12,762,899
 Redeemed                        (4,134,940)           (198,514,738)        (1,719,363)       (110,821,444)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          4,694,836         $   238,103,480          2,979,308     $   191,760,904
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                               154,405         $     6,997,793                 --     $            --
 Dividends and/or
 distributions reinvested                --                      --                 --                  --
 Redeemed                            (5,068)               (210,303)                --                  --
                                ---------------------------------------------------------------------------
 Net increase (decrease)            149,337         $     6,787,490                 --     $            --
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                             2,548,784         $   128,496,279          3,351,080     $   219,038,460
 Dividends and/or
 distributions reinvested           692,969              36,263,077             87,974           4,957,327
 Redeemed                        (2,130,929)           (106,082,163)        (1,167,854)        (76,962,599)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          1,110,824         $    58,677,193          2,271,200     $   147,033,188
                                ===========================================================================


1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.



                           31 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $3,987,173,403 and $2,767,894,090, respectively.

        As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,276,406,331 was:

          Gross unrealized appreciation               $   838,920,899
          Gross unrealized depreciation                (1,326,339,340)
                                                      ---------------
          Net unrealized appreciation (depreciation)  $  (487,418,441)
                                                      ===============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1.0 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63% of the next $4.0 billion and 0.61% of average annual net asset in excess of $10.0 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.67%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.The Fund pays OFS an agreed-upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE          CLASS A        COMMISSIONS        COMMISSIONS       COMMISSIONS      COMMISSIONS
                            FRONT-END        FRONT-END         ON CLASS A         ON CLASS B        ON CLASS C       ON CLASS N
                        SALES CHARGES    SALES CHARGES             SHARES             SHARES            SHARES           SHARES
                           ON CLASS A      RETAINED BY        ADVANCED BY        ADVANCED BY       ADVANCED BY      ADVANCED BY
 YEAR ENDED                    SHARES      DISTRIBUTOR      DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------------
 September 30, 2001      $  9,627,021     $  2,347,569      $   1,878,590     $   15,428,115     $   2,361,704      $   62,983

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            CLASS A                 CLASS B         CLASS C        CLASS N
                         CONTINGENT              CONTINGENT      CONTINGENT     CONTINGENT
                           DEFERRED                DEFERRED        DEFERRED       DEFERRED
                      SALES CHARGES           SALES CHARGES   SALES CHARGES  SALES CHARGES
                        RETAINED BY             RETAINED BY     RETAINED BY    RETAINED BY
 YEAR ENDED             DISTRIBUTOR             DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------------------------
 September 30, 2001     $    40,866            $  2,032,266      $  143,217      $      96


                           32 OPPENHEIMER GLOBAL FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $13,668,954, all of which were paid by the Distributor to recipients, and included $749,176 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.



                           33 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                                                              DISTRIBUTOR'S
                                                                                          DISTRIBUTOR'S           AGGREGATE
                                                                                              AGGREGATE        UNREIMBURSED
                                                                                           UNREIMBURSED       EXPENSES AS %
                                              TOTAL PAYMENTS         AMOUNT RETAINED           EXPENSES       OF NET ASSETS
                                                  UNDER PLAN          BY DISTRIBUTOR         UNDER PLAN            OF CLASS
----------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $17,318,966             $13,977,896        $26,183,680                1.89%
 Class C Plan                                      4,484,304               2,037,493          5,021,967                1.20
 Class N Plan                                          4,961                   4,961            131,710                2.21

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                                     CONTRACT           VALUATION AS OF          UNREALIZED
 CONTRACT DESCRIPTION                   EXPIRATION DATES        AMOUNT (000S)            SEPT. 30, 2001        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)                    10/1/01             GBP1,975                $2,901,943           $  14,216
 Hong Kong Dollar (HKD)                          10/3/01             HKD4,741                   607,902                  --
 Japanese Yen (JPY)                              10/1/01         JPY1,050,189                 8,815,486             108,621
                                                                                                               -------------
 Total Unrealized Depreciation                                                                                     $122,837
                                                                                                               =============


                           34 OPPENHEIMER GLOBAL FUND

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $40,795,200, which represents 0.60% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                 UNREALIZED
                                             ACQUISITION                             VALUATION AS OF           APPRECIATION
 SECURITY                                          DATES              COST        SEPTEMBER 30, 2001         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 Swiss Medical SA                        10/28/97-7/3/01       $28,590,000               $40,795,200            $12,205,200


================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


                           35 OPPENHEIMER GLOBAL FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GLOBAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






KPMG LLP

Denver, Colorado
October 19, 2001


                           36 OPPENHEIMER GLOBAL FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $11.9554 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on November 17, 2000, of which $10.0395 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the year ended September 30, 2001, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                           37 OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND
--------------------------------------------------------------------------------


========================================================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                John V. Murphy, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                William L. Wilby, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer

========================================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

========================================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

========================================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT

========================================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES

========================================================================================================
INDEPENDENT AUDITORS            KPMG LLP

========================================================================================================
LEGAL COUNSEL                   Mayer, Brown & Platt

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                                498 SEVENTH AVENUE, NEW YORK, NY 10018




                                (c)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                           38 OPPENHEIMER GLOBAL FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

GLOBAL EQUITY                   Developing Markets Fund                     Global Fund
                                International Small Company Fund            Quest Global Value Fund
                                Europe Fund                                 Global Growth & Income Fund
                                International Growth Fund
===========================================================================================================
EQUITY                          Stock                                       Stock & Bond
                                Emerging Technologies Fund                  Quest Opportunity Value Fund
                                Emerging Growth Fund                        Total Return Fund
                                Enterprise Fund Quest                       Quest Balanced Value Fund
                                Discovery Fund                              Capital Income Fund
                                Main Street(R) Small Cap Fund               Multiple Strategies Fund
                                Small Cap Value Fund                        Disciplined Allocation Fund
                                MidCap Fund                                 Convertible Securities Fund
                                Main Street(R) Opportunity Fund             Specialty
                                Growth Fund                                 Real Asset Fund(R)
                                Capital Appreciation Fund                   Gold & Special Minerals Fund
                                Main Street(R) Growth & Income Fund
                                Value Fund
                                Quest Capital Value Fund
                                Trinity Large Cap Growth Fund(1)
                                Trinity Core Fund
                                Trinity Value Fund
========================================================================================================
INCOME                          Taxable                                     Municipal
                                International Bond Fund                     California Municipal Fund(4)
                                High Yield Fund                             New Jersey Municipal Fund(4)
                                Champion Income Fund                        New York Municipal Fund(4)
                                Strategic Income Fund                       Pennsylvania Municipal Fund(4)
                                Bond Fund                                   Municipal Bond Fund
                                Senior Floating Rate Fund                   Intermediate Municipal Fund
                                U.S. Government Trust
                                Limited-Term Government Fund
                                Capital Preservation Fund(2)
                                Rochester Division
                                Rochester National Municipals(3)
                                Rochester Fund Municipals
                                Limited Term New York Municipal Fund
========================================================================================================
SELECT MANAGERS                 Stock                                       Stock & Bond
                                Mercury Advisors Focus Growth Fund          QM Active Balanced Fund(2)
                                Gartmore Millennium Growth Fund II(5)
                                Jennison Growth Fund
                                Salomon Brothers Capital Fund
                                Mercury Advisors S&P 500(R) Index Fund(2)
========================================================================================================
MONEY MARKET(6)                 Money Market Fund                           Cash Reserves



1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.



                           39 OPPENHEIMER GLOBAL FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK(2)
24-hr automated information and automated transactions
1.800.CALL OPP(1.800.225.5677)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET1.800.843.4461
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDOCS DIRECT
Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM.
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OPPAX  Class B: OGLBX  Class C: OGLCX  Class N: OGLNX  Class Y: OGLYX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                         [OPPENHEIMERFUNDS LOGO]


RA03300010901   November 29, 2001